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     SUPPLEMENT TO THE PROSPECTUSES AND STATEMENTS OF ADDITIONAL INFORMATION

                 CREDIT SUISSE INSTITUTIONAL INTERNATIONAL FUND
                   CREDIT SUISSE INSTITUTIONAL HIGH YIELD FUND
                        CREDIT SUISSE SELECT EQUITY FUND
             CREDIT SUISSE INSTITUTIONAL FUND -- HARBINGER PORTFOLIO
        CREDIT SUISSE INSTITUTIONAL FUND -- INTERNATIONAL FOCUS PORTFOLIO
          CREDIT SUISSE INSTITUTIONAL FUND -- LARGE CAP VALUE PORTFOLIO
   CREDIT SUISSE INSTITUTIONAL FUND -- INVESTMENT GRADE FIXED INCOME PORTFOLIO
       CREDIT SUISSE INSTITUTIONAL FUND -- CAPITAL APPRECIATION PORTFOLIO
                    CREDIT SUISSE INVESTMENT GRADE BOND FUND
                      CREDIT SUISSE NEW YORK MUNICIPAL FUND
                     CREDIT SUISSE INTERNATIONAL FOCUS FUND
                       CREDIT SUISSE SMALL CAP GROWTH FUND
                         CREDIT SUISSE HIGH INCOME FUND
                       CREDIT SUISSE MUNICIPAL MONEY FUND
                    CREDIT SUISSE U.S. GOVERNMENT MONEY FUND
                     CREDIT SUISSE STRATEGIC SMALL CAP FUND
                     CREDIT SUISSE GLOBAL FIXED INCOME FUND

THE FOLLOWING INFORMATION SUPERSEDES CERTAIN INFORMATION IN THE FUNDS' PROSPECTUSES AND STATEMENTS OF ADDITIONAL INFORMATION ("SAI").

POLICY CHANGES

The shareholders of each fund recently approved a proposal to change the investment objective of the fund from fundamental to non-fundamental, which means that the Board will be able to change the fund's investment objective in the future without further approval by shareholders.

In addition, the shareholders of each fund approved proposals to modify or eliminate certain investment restrictions on, as applicable, borrowing, lending, real estate investment, short sales, margin transactions, investments in oil, gas and mineral programs, investments in securities of unseasoned issuers, pledging assets and acquiring more than 10% of voting securities of any one issuer.

With respect to the Institutional Fund - International Focus Portfolio, Investment Grade Bond Fund and New York Municipal Fund, the Board adopted a non-fundamental policy to permit the fund to invest in other investment companies to the extent permitted by the Investment Company Act of 1940, as amended (the "1940 Act") or any SEC order. Presently, under the 1940 Act, each fund may hold securities of another investment company in amounts which (a) do not exceed 3% of the total outstanding voting stock of such company, (b) do not exceed 5% of the value of the fund's total assets and (c) when added to all other investment company securities held by the fund, do not exceed 10% of the value of the fund's total assets.

Each fund's investment objective and principal investment strategies remain unchanged.

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TAXATION

BACKGROUND

The Jobs and Growth Tax Relief Reconciliation Act of 2003 (the "Act") changes the United States federal income taxation of dividends received by individuals. This supplement updates the statements in the "Taxes" section of the Prospectus and the "Additional Information Concerning Taxes" section of the SAI, which were prepared before the Act became law on May 28, 2003.

CHANGES TO TAXATION OF DIVIDENDS

Dividends received by an individual from a U.S. corporation or a qualifying foreign corporation are generally subject to tax at graduated rates, which are equal to the rates applicable to long-term capital gains of individuals and are lower than ordinary income tax rates, provided that the individual receiving the dividend satisfies certain holding period requirements. The maximum rate applicable to such dividends is 15%.

The amount of dividends from a mutual fund that will be eligible for the lower rates, however, cannot exceed the amount of dividends received by the mutual fund that are qualifying dividends (i.e., dividends from U.S. corporations or certain qualifying foreign corporations). Thus, to the extent dividends from a mutual fund are attributable to other sources, such as taxable interest, fees from securities lending transactions, most distributions from real estate investment trusts, section 988 transactions, and short term capital gains, such dividends will not be eligible for the lower rates. Nonetheless, the Act provides that if at least 95% of the mutual fund's "gross income" is from qualifying dividends, then 100% of its dividends will be eligible for the lower rates. For these purposes, a mutual fund's "gross income" does not include gain from the disposition of stock or securities except to the extent the net short-term capital gain from such sales exceeds the net long-term capital loss from such sales.

The Act also provides that if an individual receives a dividend qualifying for the lower rates and such dividend constitutes an "extraordinary dividend," and the individual subsequently recognizes a loss on the sale or exchange of stock in respect of which the "extraordinary dividend" was paid, then the loss will be long-term capital loss to the extent of such "extraordinary dividend." An "extraordinary dividend" on common stock for this purpose is generally a dividend (1) in an amount greater than or equal to 10% of the taxpayer's tax basis (or trading value) in a share of stock, aggregating dividends with ex-dividend dates within an 85-day period or (2) in an amount greater than or equal to 20% of the taxpayer's tax basis (or trading value) in a share of stock, aggregating dividends with ex-dividend dates within a 365-day period.

The Act lowers, from 20% to 15%, the maximum tax rates generally applicable to long-term capital gains recognized by individuals on or after May 6, 2003. Thus, long-term capital gains recognized by individuals upon the sale or redemption of mutual fund shares on or after May 6, 2003, and distributions to individuals of long-term capital gains recognized by mutual funds on or after May 6, 2003, will be subject to a maximum rate

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of tax of 15%. The Act does not otherwise change the taxation of capital gain distributions.

We will send you information after the end of each year setting forth the amount of dividends paid by us that qualifies for the reduced rates.

The Act also reduces the rate of backup withholding from 30% to 28%.

EFFECTIVE DATES OF THE ACT

The Act is generally effective for tax years beginning after December 31, 2002, through tax years beginning on or before December 31, 2008.

Dated: June 25, 2003                                  16-0603
                                                      for
                                                      CSISB
                                                      WPFOC
                                                      CSFOC
                                                      CSHBG
                                                      CSINI
                                                      CSINU
                                                      CSIGF
                                                      CSISC
                                                      WPBDF
                                                      CSIGL
                                                      CSNYA
                                                      WPISF
                                                      CSIFL
                                                      ADINF
                                                      WPUSS
                                                      CSSCA
                                                      CSHIF
                                                      CSGMN
                                                      CSSSC
                                                      CSGIA
                                                      2003-036